Impairment of assets	12 Months Ended
Dec. 31, 2019
Impairment Of Assets [Abstract]
Impairment of assets
19	Impairment of assets
As of December 31, 2019, the Company performed its annual impairment test of the cash-generating units (CGUs) to which goodwill and indefinite-lived assets are allocated, as well as for the additional CGUs with long-lived assets allocated, since based in the Company’s stock price observed in the end of reporting period, its market capitalization was lower than book value, external source that might indicate impairment of the Company’s assets based on IFRS standards.
As a result of impairment test performed in year ended December 31, 2019, the Company identified impairment losses in the CGU of Legacy / Praetor (Executive Aviation business unit) in the total of US$ 71.6, proportionally allocated to the development of platform (intangible assets) of US$ 55.7, and to the property, plant and equipment in the classes of machinery and equipment of US$ 14.1 and tolling of US$ 1.8. The impairment charge is presented as other operating expense in profit or loss (Note 34).
In previous years ended December 31, 2018 and 2017, impairment losses of US$ 61.3 and US$ 62.0 were recognized, respectively, related to Lineage 1000 and Legacy 650 platforms (Executive Aviation business unit) and Monitoring, Sensoring and Radars (Defense & Security business unit) CGUs.
Impairment losses identified and recognized are consequences of revisions in market conditions, analysis of potential customers and industry forecasts of each impaired aircraft model.
Except for CGU of Legacy / Praetor platform, there are no other CGUs with impairment losses recognized or at relevant risks of impairment losses as of December 31, 2019. The remaining CGUs presents headrooms falling in range of 45% to 500% when compared its value-in-use versus carrying amount.
Assets held for sale related to the Commercial Aviation business unit were tested for impairment based on its fair value less cost to sell considering the transaction current terms agreed with Boeing (Note 4). No impairment losses were identified.
Key assumptions of impairment test:
- Except for CGU of Commercial Aviation business unit, the impairment tests were prepared based on the value-in-use
approach applying the discounted cash flow method. The process of estimating the value-in-use
involves assumptions, judgments and projections of future cash flows, which represents the Company’s best estimates in the reporting period.
- Estimated future cash flows were discounted using the weighted average capital cost rate, which is reconciled to an estimated discount pre-tax
rate of 11.3% and 11.4% in 2019 and 2018, respectively, which reflects the return expected by the investors.
Sensitivity analysis:
The table below presents the sensitivity analysis of impairment test performed for CGU of Legacy / Praetor platform (Executive Aviation business unit):

Assumption	Factor		Sensitivity	Impact in impairment test
Estimated aircraft deliveries during the useful life of platform up to 30 years and keeping current market share		1.000-1.100	5%	- Increase or decrease of impairment loss by US$ 65 if the level of aircrafts deliveries fluctuates positively or negatively in 5%.

Discount rate		11.3%	1 percentage point	- Increase of 1 pp. in discount rate would increase impairment loss by US$ 64. - Reduction of 1 pp. in discount rate would change impairment loss recognized of US$ 71.6 to zero.

Foreign exchange rate (USD/R$) - FX spot rate applied to translate cash flows in foreign currency (R$)	R$	4.0307	10%	- Reduction of 10% in spot rate as of 12/31/2019 would increase impairment loss by US$ 55. - Increase of 10% in spot rate as of 12/31/2019 would decrease impairment loss by US$ 45.